UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 6, 2021 (December 31, 2020)

SRAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37916	45-2925231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2629 Townsgate Road #215, Westlake Village, CA	91361
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(323) 694-9800

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common stock	SRAX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 31, 2020, SRAX, Inc. (“Company”) held its 2020 Annual Meeting (“Annual Meeting”) at 11:00 a.m. Pacific Time. The meeting was held virtually. Only stockholders of record as of the close of business on November 17, 2020 (“Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, 16,026,690 shares of the Company’s Class A common stock were issued, outstanding and entitled to vote, of which 11,837,469 shares were represented, in person or by proxy, and which constituted a quorum. The final results of the stockholder vote on each proposal brought before the meeting were as follows:

(a) Proposal 1. The following individuals were elected as directors to serve for a one-year term expiring at the 2021 Annual Meeting, or until their successor is qualified and appointed, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Christopher Miglino	2,903,101	22,079	8,912,289
Marc Savas	2,793,720	131,460	8,912,289
Robert Jordan	2,795,265	129,915	8,912,289
Colleen DiClaudio	2,880,621	44,559	8,912,289
Christopher Lahiji	2,878,655	46,525	8,912,289

(b) Proposal 2. The ratification of RBSM LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,393,746	26,788	416,935	—

(c) Proposal 3. The non-binding advisory vote on executive compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,824,179	53,468	47,533	8,912,289

Accordingly, the Company’s board of directors (“Board”) will take these results under advisement.

(d) Proposal 4. The non-binding advisory vote on the frequency of holding future advisory votes on execution compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
670,494	72,768	2,055,629	126,289	—

Accordingly, the Board will take these results under advisement.

Item 8.01 Other Events

On December 31, 2020, the Company issued a press release announcing the extension of its special dividend right from December 31, 2020 to on or before 5:00 p.m., ET, on December 31, 2021. A copy of the release is attached to this report as Exhibit 99.01.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.01	Press Release Dated December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 6, 2021	SRAX, Inc.

/s/ Christopher Miglino
		By:	Christopher Miglino
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
99.01	Press Release Dated December 31, 2020